AMENDMENT NO. 2 dated as of June 4, 2012 (this “Amendment”) to the Amended and Restated Credit Agreement dated as of March 9, 2009, as amended and restated as of February 23, 2011, and as amended pursuant to the Memorandum for Lenders dated February 6, 2012 (the “Credit Agreement”), among TYSON FOODS, INC., a Delaware corporation (the “Company”), the Subsidiary Borrowers from time to time party thereto, the Lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).
The Company has requested that the Lenders agree (a) to permit the issuance by the Company of senior unsecured notes that (i) do not mature or require payments or prepayments of principal (including contingent payments or prepayments) prior to May 31, 2017, and (ii) do not have the benefit of guarantees or other credit enhancement, other than guarantees of Subsidiary Loan Parties (the “New Notes”), and (b) to effect the other modifications to the Credit Agreement set forth herein. The Required Lenders are willing to agree to this Amendment on the terms and subject to the conditions set forth herein. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendment to the Credit Agreement. The Credit Agreement is hereby amended as of the Amendment Effective Date as follows:
(a) Section 1.01 is hereby amended by deleting the definitions of “Designated Acquisition” and “Leverage Ratio” and Section 1.04(b) is hereby amended by deleting the phrase “is a Designated Transaction or”.
(b) Section 1.01 is hereby amended by inserting each of the following definitions in the appropriate alphabetical location:
“Collateral Trigger Date” means the first date on which the Company shall fail (a) to have a corporate family rating (or at any time when there is no corporate family rating in effect, an Index Rating) from Moody’s of Ba1 or better, (b) to have a corporate credit rating (or at any time when there is no corporate credit rating in effect, an Index Rating) from S&P of BB+ or better, or (c) to have an issuer default rating (or at any time when there is no issuer default rating in effect, an Index Rating) from Fitch Ratings of BB+ or better.
“Consolidated Total Capitalization” means, on any date, the sum as of such date of (a) Debt to Capitalization Ratio Indebtedness as of such date and (b) total shareholders’ equity as of such date, determined on a consolidated basis in accordance with GAAP.
“Debt to Capitalization Ratio” means, on any date, the ratio of (a) Debt to Capitalization Ratio Indebtedness as of such date, to (b) Consolidated Total Capitalization as of such date.
“Debt to Capitalization Ratio Indebtedness” means, on any date, Indebtedness for Borrowed Money as of such date, less (a) to the extent included in Indebtedness for Borrowed Money, the amount of Indebtedness of Variable Interest Entities (other than Indebtedness of any SPE Subsidiary) that is not also Indebtedness of the Company or any Subsidiary (other than a Variable Interest Entity that is not an SPE Subsidiary) of the type referred to in clause (2) of the definition of Indebtedness for Borrowed Money and (b) the cash balance of the Senior Notes Account as of such date.
“Index Rating” means, for any rating agency at any time, the rating then in effect from such rating agency applicable to the Company’s senior, unsecured, non-credit enhanced long-term debt for borrowed money.
“Senior Notes Premium Amount” means the aggregate amount of make-whole payments, premiums and other amounts paid in excess of the face amount of Senior Notes prepaid or redeemed which constitutes interest expense in accordance with GAAP or would constitute “Consolidated Cash Interest Expense” but for the last sentence of the definition of such term.
(c) Section 1.01 is hereby amended by inserting at the end of the definition of “Consolidated Cash Interest Expense” the following sentence:
The Senior Notes Premium Amount paid to holders of the Senior Notes in connection with the prepayment or redemption thereof shall be disregarded for purposes of calculating Consolidated Cash Interest Expense for any period.
(d) Section 5.14 is hereby amended by inserting at the end thereof the following paragraph (c):
(c) In the event that the Collateral Trigger Date shall occur, not later than 15 Business Days thereafter the Company shall, and shall cause each Subsidiary that was a Loan Party immediately prior to the release of Collateral pursuant to Section 9.18(b) and each other Domestic Subsidiary that would thereafter have been required to become a Loan Party pursuant to Section 5.14(a) but for the provisions of Section 9.18(b) to, enter into a replacement Security Agreement and such other Collateral Documents as may be reasonably required (substantially in the same form and scope as existed immediately prior to the release of Collateral pursuant to Section 9.18(b) (except that Section 9.18(b) shall no longer apply) with such changes thereto as may be approved by the Borrower and the Administrative Agent or be reasonably required in respect of Collateral that did not exist at such time), and take all such other actions as may be reasonably required, so that all the assets constituting Collateral prior to the release of the Collateral pursuant to Section 9.18(b) (and all assets that at any time thereafter would have been required to be included in the Collateral pursuant to Section 5.14 or the Collateral Documents but for the effectiveness of such release, but excluding assets in which none of the Company nor any of such Subsidiaries has any continuing interest) shall secure the Secured Obligations, subject to any extension of time or document modification that the Administrative Agent may approve in its reasonable discretion); provided that the Company shall have 60 days from the Collateral Trigger Date in which to satisfy the requirements applicable to Control Accounts, subject to any extension of time or document modification that the Administrative Agent may approve in its reasonable discretion.
(e) Article V is hereby amended by inserting at the end thereof the following Section 5.16:
SECTION 5.16. Senior Notes. The Company will use commercially reasonable efforts to as soon as practicable after the Amendment Effective Date (as defined in Amendment No. 2 to this Agreement) to repurchase or redeem all the outstanding Senior Notes. The Company shall from time to time make such additional deposits in the Senior Notes Account as may be required so that the Senior Notes Account shall contain an amount sufficient to pay all principal, interest, makewhole payments and other amounts the Company estimates will become due in respect of the Senior Notes prior to the repurchase or redemption thereof (assuming that all amounts becoming due are paid as and when they become due).
(f) Section 6.01 is hereby amended by replacing clause (xvii) thereof with the following clause (xvii):
(xvii) senior unsecured notes of the Company that (A) do not mature or require payments or prepayments of principal (including contingent payments or prepayments) prior to May 31, 2017, and (B) do not have the benefit of guarantees or other credit enhancement, other than guarantees of Subsidiary Loan Parties;
(g) Section 6.01 is hereby further amended by inserting at the end thereof the following paragraph:
Notwithstanding the foregoing, no Indebtedness for Borrowed Money may be created, incurred, assumed or permitted to exist if after giving effect thereto the aggregate amount of Debt to Capitalization Ratio Indebtedness would be in excess of $3,500,000,000 plus, at any time prior to October 31, 2013, the aggregate amount of the Senior Notes Premium Amount paid in connection with the prepayment or redemption thereof.
(h) Section 6.10 is hereby amended by replacing in the proviso to clause (i)(B) thereof the phrase “imposed by the Senior Notes Documents” with the phrase “imposed by the Tyson Indenture (as defined in the Security Agreement)”.
(i) Section 6.12 is hereby amended by replacing the reference therein to “3.00 to 1.00” with a reference to “3.75 to 1.00”.
(j) Section 6.13 is hereby deleted and replaced with the following Section 6.13:
SECTION 6.13. Debt to Capitalization Ratio. The Loan Parties will not permit the Debt to Capitalization Ratio to be more than 0.50 to 1.00 as of the last day of any fiscal quarter.
(k) The Administrative Agent is hereby directed to create a revised form of Compliance Certificate that will reflect the amendments to the Credit Agreement contained in this Amendment. Such revised form shall replace Exhibit G to the Credit Agreement and shall be first used in connection with the delivery of financial statements in respect of the fiscal quarter ended June 30, 2012, pursuant to Section 5.01(b) of the Credit Agreement.
SECTION 2.    Representations and Warranties. The Company represents and warrants to each of the Lenders and the Administrative Agent that as of the date hereof and as of the Amendment Effective Date (as defined in Section 3 below), before and after giving effect to this Amendment:
(a)    the materials furnished by the Company to the Lenders in connection with this Amendment do not contain any material misstatement of fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
(b)    the representations and warranties of the Loan Parties set forth in the Loan Documents that are qualified by materiality are true and correct and the representations and warranties that are not so qualified are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties are true and correct as of such earlier date); and
(c)    no Default has occurred and is continuing.
SECTION 3.    Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which the following conditions shall be satisfied:
(a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Company, the Administrative Agent and the Required Lenders.
(b) The Administrative Agent shall have received a certificate of a Responsible Officer of the Company dated the Amendment Effective Date and stating that on the Amendment Effective Date the representations and warranties set forth in Section 2 are true and correct.
(c) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company under the Credit Agreement.
(d) The New Notes shall have been issued in an aggregate principal amount not less than $750,000,000.
(e) The Company shall have deposited in the Senior Notes Account an amount sufficient to pay all principal, interest, makewhole payments and other amounts the Company estimates will become due in respect of the Senior Notes prior to the repurchase or redemption thereof (assuming that all amounts becoming due are paid as and when they become due).
SECTION 4.    Amendment Fee. The Company agrees to pay on the Amendment Effective Date to the Administrative Agent, for the account of each Lender that executes and delivers this Amendment at or prior to 3:00 p.m., New York City time, on June 13, 2012, an amendment fee (the “Amendment Fee”) in an amount equal to 0.025% of such Lender’s Commitment on such date. All fees shall be payable in immediately available funds and shall not be refundable.
SECTION 5.    Refinancing Indebtedness. The New Notes shall for all purposes of the Credit Agreement constitute “Refinancing Indebtedness” for the Senior Notes, including, without limitation, for purposes of permitting the refinancing, prepayment or redemption of the Senior Notes pursuant to Section 6.08(b)(iii), notwithstanding anything therein to the contrary.
SECTION 6.    Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 7.    Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.
SECTION 8.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 9.    Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

TYSON FOODS, INC.,

by:	/s/ Rodney Tademy
	Name:	Rodney Tademy
	Title:	Asst. Treasurer

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent,

by:	/s/ Tony Yung
	Name:	Tony Yung
	Title:	Executive Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	CoBank, ACB

	by:	/s/ James Matzat
		Name:	James Matzat
		Title:	Vice President

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. "Rabobank Nederland", New York Branch

	by:	/s/ Stephen Gilbert
		Name:	Stephen Gilbert
		Title:	Vice President

	by:	/s/ Brett Delfino		*
		Name:	Brett Delfino
		Title:	Executive Director

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	BARCLAYS BANK PLC

	by:	/s/ Noam Azachi
		Name:	Noam Azachi
		Title:	Assistant Vice President

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF JUNE [ ], 2012 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	BANK OF AMERICA, N.A.

	by:	/s/ William F. Sweeney
		Name:	William F. Sweeney
		Title:	Managing Director

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	FARM CREDIT BANK OF TEXAS

	by:	/s/ Chris M. Levine
		Name:	Chris M. Levine
		Title:	Vice President

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT DATED AS OF JUNE [ ], 2012 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	ROYAL BANK OF CANADA

	by:	/s/ John Flores
		Name:	John Flores
		Title:	Authorized Signatory

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	U.S. Bank of National Association

	by:	/s/ James D. Pegues
		Name:	James D. Pegues
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	SunTrust Bank

	by:	/s/ Tesha Winslow
		Name:	Tesha Winslow
		Title:	Vice President

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	Wells Fargo Bank, N.A.

	by:	/s/ Gregory Campbell
		Name:	Gregory Campbell
		Title:	Director

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	Goldman Sachs Bank USA

	by:	/s/ Michelle Latzoni
		Name:	Michelle Latzoni
		Title:	Authorized Signatory

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	HSBC Bank USA

	by:	/s/ Santiago Riviere
		Name:	Santiago Riviere
		Title:	Vice President

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	Mizuho Corporate Bank, Ltd.

	by:	/s/ Noel Purcell
		Name:	Noel Purcell
		Title:	Senior Vice President

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	Morgan Stanley Bank, N.A.

	by:	/s/ Scott Taylor
		Name:	Scott Taylor
		Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	Regions Bank

	by:	/s/ David Cravens
		Name:	David Cravens
		Title:	Exec. Vice President

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	Banco Santander S.A., New York Branch

	by:	/s/ Rita Walz-Cuccioli
		Name:	Rita Walz-Cuccioli
		Title:	Executive Director
Banco Santander S.A., New York Branch

	by:	/s/ Terence Corcoran	*
		Name:	Terence Corcoran
		Title:	Senior Vice President
Banco Santander S.A., New York Branch

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	AGFIRST FARM CREDIT BANK

	by:	/s/ Steven J. O'Shea
		Name:	Steven J. O'Shea
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	Farm Credit Services of America, PCA

	by:	/s/ John Zhang
		Name:	John Zhang
		Title:	Vice President

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	Comerica Bank

	by:	/s/ Robert L Nelson
		Name:	Robert L Nelson
		Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	ING Capital LLC

	by:	/s/ Daniel W. Lamprecht
		Name:	Daniel W. Lamprecht
		Title:	Managing Director

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	SIEMENS FINANCIAL SERVICES

	by:	/s/ Maria Levy
		Name:	Maria Levy
		Title:	VP

	by:	/s/ Michael L. Zion		*
		Name:	Michael L. Zion
		Title:	Portfolio Manager

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	American AgCredit, PCA, successor in interest to Farm Credit Services of the Mountain Plains, PCA

	by:	/s/ Daryl Nielsen
		Name:	Daryl Nielsen
		Title:	Vice President

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	American AgCredit, FLCA, a voting participant

	by:	/s/ Daryl Nielsen
		Name:	Daryl Nielsen
		Title:	Vice President

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.

SIGNATURE PAGE TO AMENDMENT NO. 2 TO THE TYSON FOODS, INC. CREDIT AGREEMENT

LENDER:	Arvest Bank

	by:	/s/ Eric Lesh
		Name:	Eric Lesh
		Title:	Vice President

	by:			*
Name:
Title:

* For Lenders requiring a second signature line.